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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






       Date of Report (Date of Earliest Event Reported): December 12, 1995



                     STRUCTURED ASSET SECURITIES CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             33-31337                            74-2440850
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     (Commission File Number)         (I.R.S. Employer Identification No.)

          200 VESEY STREET, 20TH FLOOR
               NEW YORK, NEW YORK                           10285
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    (Address of Principal Executive Offices)              (Zip Code)

                                 (212) 526-5594
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)
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        Item 5.       Other Events.

               In connection with the offering of Aetna 1995 Commercial Mortgage Trust Multiclass Pass-Through Certificates, Series 1995-C5, Class A-1, Class A-2, Class B, Class C and Class D, as to which Structured Asset Securities Corporation is the depositor as described in the Prospectus Supplement dated December 12, 1995 to the Prospectus dated November 10, 1995, certain computational materials, including price/yield tables, prepayment information and scenarios and general tabular information (the "Computational Materials") were furnished to certain prospective investors.

        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

                      99.1          Computational Materials                 (P)
                                    (as defined in Item 5 above).



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









                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       Structured Asset Securities
                                       Corporation




                                       By:    /s/ Mitchell Sabshon
                                              --------------------
                                              Name: Mitchell Sabshon
                                              Title: Senior Vice President



                                       Date: December 14, 1995




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








                                  EXHIBIT INDEX

Exhibit No.                  Description                       Page No.
-----------                  -----------                       --------

99.1                         Computational Materials           (P)
                             (as defined in Item 5 above).
















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